UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

DOMINARI HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-05576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Rockefeller Plaza, 11th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9325

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	DOMH	The Nasdaq Capital Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 27, 2023, Dominari Holdings completed its acquisition of Fieldpoint Private Securities, LLC from Fieldpoint Private Bank & Trust. Reference is made to Item 8.01 below for additional information about the acquisition, all of which is qualified by Exhibit 10.01 attached hereto.

Item 8.01 Other Events

On September 9, 2022, Dominari Securities LLC (“Dominari Securities ”), a wholly owned subsidiary of Dominari Holdings Inc., entered into a membership interest purchase agreement (the “FPS Purchase Agreement”) with Fieldpoint Private Bank & Trust (the “Seller”), a Connecticut bank, for the purchase of its wholly owned subsidiary, Fieldpoint Private Securities, LLC, a Connecticut limited liability company (“FPS”) and broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”).   Pursuant to the terms of the FPS Purchase Agreement, we purchased from the Seller 100% of the membership interests in FPS (the “Membership Interests”) and, as a result thereof, will operate the newly acquired dual registered broker-dealer and investment adviser as a wholly owned subsidiary.  The FPS Purchase Agreement provided for Dominari’s acquisition of FPS’s Membership Interests in two closings, the first of which occurred on October 4, 2022 (the “Initial Closing”), at which Dominari paid to the Seller $2,000,000 in consideration for a transfer by the Seller to Dominari of 20% of the Membership Interests.   Following FINRA’s approval of the Continuing Membership Application pursuant to FINRA Rule 1017 on March 20, 2023, the second closing occurred on March 27, 2023, at which time Dominari Holdings paid to the Seller an additional $1.00 in consideration for a transfer by the Seller to Dominari Securities of the remaining 80% of the Membership Interests. In connection with the Second Closing, Dominari Securities received approximately $2,000,000 of marketable securities from FPS.

The Company issued a press release announcing the Second Closing on March 27, 2023. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits

Exhibit Number	Description
10.1*	Amended and Restated Membership Interest Purchase Agreement
99.1*	Press Release of Dominari Holdings Inc. announcing the closing of its acquisition of Fieldpoint Private Securities, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINARI HOLDINGS INC.

By:	/s/ Anthony Hayes
Name: Title:	Anthony Hayes Chief Executive Officer

Dated: March 27, 2023

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